Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mattress Firm Holding Corp. (the “Company”) on Form 10-Q for the period ended October 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, James R. Black, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James R. Black
James R. Black
Executive Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Dated: December 10, 2012